POWER  OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Julius Pohlenz, H. Edward Wynn and Kathleen Owens Sherlock, signing singly, as the undersigned's true and lawful authorized representatives and attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Stepan Company ("the Company"), Forms 3, 4 and 5, and any and all
amendments thereto, in accordance with Section 16 of the Securities Exchange Act of
1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such form or schedule and the timely filing of such form or schedule with the United States Securities and Exchange
Commission   and  any  stock  exchange   or  stock  market  or  other   authority;   and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of  the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

   The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that  the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming any of the undersigned's responsibilities to comply with
Section 16 or any other provision of the 1934 Act.

   This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Power  of  Attorney  to  be executed as of this 31st day of May, 2013.

John V. Venegoni